UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

(a) On March 12, 2015, CenturyLink, Inc. (“CenturyLink”) issued a press release announcing its intention, subject to market and other conditions, to offer up to $500 million aggregate principal amount of new senior notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(b) CenturyLink regrets to report that on March 1, 2015, Fred R. Nichols, a member of CenturyLink’s board of directors since 2003 and a member of CenturyLink’s compensation committee and nominating and corporate governance committee, passed away unexpectedly at the age of 68. At the present time, no decision has been made regarding whether to replace Mr. Nichols on CenturyLink’s board of directors.

Forward Looking Statements

This report includes certain forward-looking statements that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of CenturyLink. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to the possibility that potential debt investors will not be receptive to the offering on the terms described herein or at all; corporate developments that could preclude, impair or delay the transactions described in this report due to restrictions under the federal securities laws; changes in CenturyLink’s credit ratings; changes in CenturyLinks’s cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry conditions that impact the ability or willingness of CenturyLink to consummate the transactions described in this report on the terms described herein or at all; and other risks referenced from time to time in CenturyLink’s filings with the Securities and Exchange Commission. There can be no assurances that the transactions described in this report will be consummated on the terms described herein or at all. You should be aware that new factors may emerge from time to time and it is not possible for CenturyLink to identify all such factors, nor can CenturyLink predict the impact of each such factor on its plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any forward-looking statements. You are further cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. CenturyLink undertakes no obligation to update any of its forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibit to this Current Report is listed in the Exhibit Index, which appears at the end of this Current Report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Dated: March 12, 2015

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 12, 2015, announcing the commencement of CenturyLink’s private offering of senior notes.